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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 6, 2001
                                                           ------------



                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                           000-25169                          82-049021
----------------------------         --------------------------         --------------------------
(State or other jurisdiction               (Commission                        (IRS Employer
    of Incorporation)                      File Number)                     Identification No.)



33 Harbour Square, Suite 202, Toronto, Ontario Canada              M5J 2G2
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            416/364-2551
                                                     ---------------------------


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          (Former name or former address, if changed since last report)


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Item 5. Other Items.

I.       Private Placement

         On or about July 6, 2001, we completed a private placement of units of securities ("Units") for cash at a price of $9.25 per Unit. Each Unit consisted of a share of Common Stock and a warrant to purchase .25 shares of Common Stock at an initial exercise price of $10.175 per share. The purchasers of the Units were:


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Investor                                 Units Purchased      Amount Invested
-------------------------------------------------------------------------------
Cranshire Capital, L.P.                  216,216              $2,000,000
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RAM Trading Ltd.                         162,162              $1,500,000
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Gryphon Master Fund                      140,000              $1,295,000
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Kodiak Opportunity, L.P.                 4,522                $41,828.50
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Kodiak Opportunity 3C7, L.P.             8,812                $81,511
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Kodiak Opportunity Offshore, Ltd.        53,918               $498,741.50
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Novelly Exempt Trust                     7,748                $71,669
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Langley Partners, L.P.                   85,000               $786,250
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Montrose Investments, Ltd.               54,054               $500,000
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WEC Asset Management, LLC                108,108              $1,000,000
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ZLP Master Technology Fund, Ltd.         35,135               $324,998.75
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Alpha Capital Aktiengesellschaft         162,162              $1,500,000
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Capital Ventures International           108,108              $1,000,000
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The dotCOM Fund, LLC                     43,244               $400,000
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Total                                    1,189,189            $10,999,998.75
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         The Units were sold without registration under the Securities Act of
1933 (the "1933 Act") in reliance upon the exemption from registration provided in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. No general solicitation was made in connection with the placement. All securities sold were acquired for investment, and appropriate restrictions have been placed upon the resale of any of the securities acquired in the placement, including restrictive legends on the face of the securities. Under the terms of sale, we have agreed to register the shares of Common Stock issued to the investors and the shares of Common Stock issuable upon exercise of the warrants for sale under the 1933 Act. The warrants issued to the placement investors expire on July 6, 2004, and contain terms that are commonly found in such securities. The forms of Securities Purchase Agreement, Registration Rights Agreement and Warrants related to this transaction are filed as exhibits with this Report.

         The Shemano Group, Inc., a broker-dealer, has received or will be receiving compensation for its services in connection with this placement, including cash compensation of approximately $440,000 (4% of total placement proceeds) and 23,784 shares of Common Stock (2% of total placement proceeds).

II.      Private Placement


         On or about July 6, 2001, we also completed a second private placement of units of securities ("Units") for cash at a price of $9.25 per Unit. Each Unit consisted of a share of Common Stock and a warrant to purchase .25 shares of Common Stock at an initial exercise price of $10.175 per share. The purchasers of the Units were:

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Investor                         Units Purchased        Amount Invested
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Elliott International, L.P.      32,432                 $299,998.
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Elliott Associates, L.P.         32,432                 $299,998.
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Total                            64,864                 $599,996.00
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         The Units were sold without registration under the 1933 Act in reliance upon the exemption from registration provided in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. No general solicitation was made in connection with the placement. All securities sold were acquired for investment, and appropriate restrictions have been placed upon the resale of any of the securities acquired in the placement, including restrictive legends on the face of the securities and stop orders on our stock and warrant registers. Under the terms of sale, we have agreed to register the shares of Common Stock issued to the investors and the shares of Common Stock issuable upon exercise of the warrants for sale under the 1933 Act. The warrants issued to the placement investors expire on July 6, 2004, and contain terms that are commonly found in such securities. The forms of Securities Purchase Agreement, Registration Rights Agreement and Warrants related to this transaction have been filed as exhibits with this Report.

         Ladenburg Thalmann & Co., Inc., a broker-dealer, has received or will be receiving compensation for its services in connection with this placement, including cash compensation of $36,000 (6% of total placement proceeds) and warrants for 3,243 shares of Common Stock exercisable at $14.53 per share.

III.     Legal Proceedings Update.

         This is an update to the descriptions of the registrant's pending legal proceedings that are set forth in the registrant's Report on Form 10-K for the year ended July 31, 2000, Reports on Form 10-Q for the quarters ended January 31, 2001 and April 30, 2001 and Reports on Form 8-K filed January 23, 2001 and January 25, 2001, which are incorporated herein by reference.

         In the Sands Brothers legal proceeding, the arbitration re-hearing process ordered by the New York State Appellate Division has commenced but is not expected to be concluded until later this calendar year. The Registrant cannot predict the ultimate outcome of this legal proceeding at this time.


Item 7. Exhibits.

1. Form of Securities Purchase Agreement entered into with Cranshire Capital, L.P.; RAM Trading Ltd.; Gryphon Master Fund; Kodiak Opportunity, L.P.; Kodiak Opportunity 3C7, L.P.; Kodiak Opportunity Offshore, Ltd.; Novelly Exempt Trust; Langley Partners, L.P.; Montrose Investments, Ltd.; WEC Asset Management, LLC; ZLP Master Technology Fund, Ltd.; Alpha Capital Aktiengesellschaft; and The dotCOM Fund, LLC, dated July 3, 2001.

2. Form of Registration Rights Agreement entered into with Cranshire Capital, L.P.; RAM Trading Ltd.; Gryphon Master Fund; Kodiak Opportunity, L.P.; Kodiak Opportunity 3C7, L.P.; Kodiak Opportunity Offshore, Ltd.; Novelly Exempt Trust; Langley Partners, L.P.; Montrose Investments, Ltd.; WEC Asset Management, LLC; ZLP Master Technology Fund, Ltd.; Alpha Capital Aktiengesellschaft; and The dotCOM Fund, LLC, dated July 3, 2001.

3. Form of Warrant granted to Cranshire Capital, L.P.; RAM Trading Ltd.; Gryphon Master Fund; Kodiak Opportunity, L.P.; Kodiak Opportunity 3C7, L.P.; Kodiak Opportunity Offshore, Ltd.; Novelly Exempt Trust; Langley Partners, L.P.; Montrose Investments, Ltd.; WEC Asset Management, LLC; ZLP Master Technology Fund, Ltd.; Alpha Capital Aktiengesellschaft; and The dotCOM Fund, LLC, dated July 6, 2001.

4. Form of Securities Purchase Agreement entered into with Capital Ventures International, dated July 3, 2001.

5. Form of Registration Rights Agreement entered into with Capital Ventures International, dated July 3, 2001.

6. Form of Warrant granted to Capital Ventures International, dated July 6,
2001.

7. Form of Form of Securities Purchase Agreement entered into with Elliott International, L.P.; and Elliott Associates, L.P., dated July 3, 2001.

8. Form of Form of Registration Rights Agreement entered into with Elliott International, L.P.; and Elliott Associates, L.P., dated July 3, 2001.

9. Form of Warrant issued to Elliott International, L.P.; and Elliott Associates, L.P., dated July 5, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENEREX BIOTECHNOLOGY CORPORATION


Dated:     July 17, 2001              By:/s/ E. Mark Perri
        -------------------             ------------------------------------
                                        E. Mark Perri, Chairman and CFO








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                                 EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------


     1. Form of Securities Purchase Agreement entered into with Cranshire Capital, L.P.; RAM Trading Ltd.; Gryphon Master Fund; Kodiak Opportunity, L.P.; Kodiak Opportunity 3C7, L.P.; Kodiak Opportunity Offshore, Ltd.; Novelly Exempt Trust; Langley Partners, L.P.; Montrose Investments, Ltd.; WEC Asset Management, LLC; ZLP Master Technology Fund, Ltd.; Alpha Capital Aktiengesellschaft; and The dotCOM Fund, LLC, dated July 3, 2001.

     2. Form of Registration Rights Agreement entered into with Cranshire Capital, L.P.; RAM Trading Ltd.; Gryphon Master Fund; Kodiak Opportunity, L.P.; Kodiak Opportunity 3C7, L.P.; Kodiak Opportunity Offshore, Ltd.; Novelly Exempt Trust; Langley Partners, L.P.; Montrose Investments, Ltd.; WEC Asset Management, LLC; ZLP Master Technology Fund, Ltd.; Alpha Capital Aktiengesellschaft; and The dotCOM Fund, LLC, dated July 3, 2001.

     3. Form of Warrant granted to Cranshire Capital, L.P.; RAM Trading Ltd.; Gryphon Master Fund; Kodiak Opportunity, L.P.; Kodiak Opportunity 3C7, L.P.; Kodiak Opportunity Offshore, Ltd.; Novelly Exempt Trust; Langley Partners, L.P.; Montrose Investments, Ltd.; WEC Asset Management, LLC; ZLP Master Technology Fund, Ltd.; Alpha Capital Aktiengesellschaft; and The dotCOM Fund, LLC, dated July 6, 2001.

     4. Form of Securities Purchase Agreement entered into with Capital Ventures International, dated July 3, 2001.

     5. Form of Registration Rights Agreement entered into with Capital Ventures International, dated July 3, 2001.

     6. Form of Warrant granted to Capital Ventures International, dated July 6, 2001.

     7. Form of Form of Securities Purchase Agreement entered into with Elliott International, L.P.; and Elliott Associates, L.P., dated July 3, 2001.

     8. Form of Form of Registration Rights Agreement entered into with Elliott International, L.P.; and Elliott Associates, L.P., dated July 3, 2001.

     9. Form of Warrant issued to Elliott International, L.P.; and Elliott Associates, L.P., dated July 5, 2001.